UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2023

Broad Capital Acquisition Corp

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-41212	86-3382967
(Commission File Number)	(IRS Employer Identification No.)

5345 Annabel Lane, Plano, TX 75093

Registrant’s telephone number, including area code (469) 951-3088

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one share of Common Stock, par value $0.000001 per share, and one Right to acquire 1/10 of one share of Common Stock	BRACU	The Nasdaq Stock Market LLC
Common Stock included as part of the units	BRAC	The Nasdaq Stock Market LLC
Rights included as part of the units	BRACR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure

A press release describing the postponement of the special meeting to approve the Extension Proposal described in Item 8.01 is attached hereto as Exhibit 99.1.

Item 8.01.	Other Events.

On December 28, 2022, Broad Capital Acquisition Corp (the “Company”) filed a Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) with the Securities and Exchange Commission (the “SEC”) with respect to a special meeting of the Company’s shareholders, scheduled to occur on January 9, 2023 (the “Special Meeting”), to vote on, among other things, a proposal to amend the Company’s Amended and Restated Certificate of Incorporation (the “Charter”) to extend the date by which the Company must consummate a business combination (the “Extension”) from January 13, 2023 (the “Termination Date”) to October 13, 2023 (the “Extension Proposal”) by electing to extend the date to consummate a business combination on a monthly basis for up to nine times by an additional one month each time after the Termination Date, until October 13, 2023 or a total of up to nine months after the Termination Date. The purpose of the Extension is to allow the Company more time to complete its initial business combination. In order to support this proposal, the Company, and Sponsor have agreed that, if the proposal is approved, the Sponsor (or its affiliates or permitted designees) will deposit into the Trust Account an additional $0.0625 per share for each month until October 13, 2023, unless the closing of the Company’s initial business combination shall have occurred (the “Extension Payment”) in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a business combination.

The meeting is being postponed until January 10, 2023 at 10:30 am. The location of the meeting remains as set forth in the Proxy Statement.

The Extension Payment will be deposited in the trust account on or before January 13, 2023.

Additional Information and Where to Find It

The Company urges investors, stockholders and other interested persons to read the definitive proxy statement filed with the SEC on December 28, 2022 (the “Extension Proxy Statement”), as well as other documents filed by the Company with the Securities and Exchange Commission (the “SEC”). These documents contain important information about the Company and the Extension. Stockholders may obtain copies of the Extension Proxy Statement, without charge, at the SEC’s website at www.sec.gov or by directing a request to: Broad Capital Acquisition Corp, 5345 Annabel Lane, Plano, Texas 75093 or (469) 951-3088.

No Offer or Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or with respect to the Extension and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of the Company, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in Solicitation

The Company and its directors, executive officers and other members of their management and employees may be deemed to be participants in the solicitation of proxies of the Company’s stockholders in connection with the Extension. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of the Company’s directors and officers in the Extension Proxy Statement, which may be obtained free of charge from the sources indicated above.

Cautionary Statement Regarding Forward-Looking Statements

This Press Release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated January 5, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROAD CAPITAL ACQUISITION CORP

Date: January 5, 2023	By:	/s/ Johann Tse
	Name:	Johann Tse
	Title:	Chief Executive Officer
(Principal Executive Officer)